SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(a)	Distribution
On February 9, 2018, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on March 29, 2018 to unitholders of record as at the close of business on February 28, 2018.

(b)	Acquisition of the GTA Bundle
On January 23, 2018, the partnership, together with institutional partners and and an operating partner, entered into a Casino Operating and Services Agreement ("COSA") with the Ontario Lottery and Gaming Corporation ("OLG") to operate certain gaming facilities in the Greater Toronto Area (the "GTA Bundle").
This agreement was entered into by Ontario Gaming GTA LP ("OGGLP"), a newly formed partnership in which Brookfield and the operating partner each hold a 49% interest. Clairvest Group Inc. will hold the remaining 2% interest. On the date of the COSA execution, OGGLP assumed responsibility for the day-to-day operations and assets in the GTA Bundle, and will have the exclusive right to operate these assets for a minimum period of twenty-two years. The operating partner will operate the gaming facilities within the GTA Bundle on behalf of OGGLP.

(c)	Agreement to Acquire Westinghouse Electric Company
On January 4, 2018, the partnership, together with institutional partners, entered into an agreement to acquire 100% of Westinghouse Electric Company (“Westinghouse”), a leading global provider of infrastructure services to the nuclear power generation industry for an initial purchase price of approximately $4.6 billion. The transaction is expected to be funded with approximately $1 billion of equity, approximately $3 billion of long-term debt financing and the balance by the assumption of certain pension, environmental and other operating obligations. The partnership committed to fund up to approximately 50% of the existing liquidity, with the balance coming from institutional partners. Prior to or following closing, a portion of the partnership's investment may be syndicated to other institutional investors.
Closing of the transaction remains subject to Bankruptcy Court approval and customary closing conditions including, among others, regulatory approvals. Closing is expected to occur in the third quarter of 2018.

(d)	Agreement to Acquire Schoeller Allibert
On January 5, 2018, the partnership, together with institutional partners, entered into an agreement to acquire a controlling interest in the Schoeller Allibert Group B.V. (“Schoeller Allibert”), one of Europe’s largest manufacturers of returnable plastic packaging systems for €205 million. The partnership committed to fund up to €50 million of the equity on closing using existing liquidity. The partnership completed the transaction by partnering with the founding Schoeller family who will continue to hold the remaining interest in the Company through Schoeller Group and is expected to be a long-term partner in growing the business. Schoeller Allibert has €210 million in 8% Senior Secured Notes due in 2021 currently outstanding and the terms of the notes permit the issuance of additional notes and, in certain circumstances, holders may tender their notes for repurchase following the occurrence of a change of control. Prior to or following closing, a portion of the partnership's investment may be syndicated to other institutional investors.
Closing of the transaction remains subject to customary conditions, including, among others, regulatory approvals and is expected to occur in the second quarter of 2018.

(e)	Graphite Electrode Manufacturing Business Distribution
On February 15, 2018, our graphite electrode manufacturing business completed a $1.5 billion debt offering and used approximately $400 million of the proceeds to pay down existing debt and distributed the balance of approximately $1.1 billion to its shareholders. The share of the distribution attributable to the partnership was approximately $380 million.